Exhibit 10.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

i.

Form S-8 Registration Statement (File No. 333-7830) for Alcatel Alstom Compagnie Generale d'Electricite, S.A. (now Alcatel-Lucent), filed with the U.S. Securities and Exchange Commission (the "SEC") on October 23, 1997;

ii.

Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement (File No. 333-59985) for Alcatel Alstom Generale d'Electricite, S.A. (now Alcatel-Lucent), filed with the SEC on September 8, 1998;

iii.

Form S-8 Registration Statement (File No. 333-9730), filed with the SEC on December 11, 1998;

iv.

Form S-8 Registration Statement (File No. 333-10192), filed with the SEC on April 1, 1999;

v.

Form S-8 Registration Statement (File No. 333-10326), filed with the SEC on May 7, 1999;

vi.

Form S-8 Registration Statement (File No. 333-10578), filed with the SEC on July 13, 1999;

vii.

Form S-8 Registration Statement (File No. 333-11092), filed with the SEC on November 4, 1999;

viii.

Form S-8 Registration Statement (File No. 333-11388), filed with the SEC on January 24, 2000;

ix.

Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement (File No. 333-93127), filed with the SEC on January 24, 2000;

x.

Form F-3 Registration Statement (File No. 333-11784), filed with the SEC on April 4, 2000;

xi.

Form S-8 Registration Statement (File No. 333-11986), filed with the SEC on May 19, 2000;

xii.

Form S-8 Registration Statement (File No. 333-11996), filed with the SEC on May 23, 2000;

xiii.

Form S-8 Registration Statement (File No. 333-12516), filed with the SEC on September 12, 2000;

xiv.

Form S-8 Registration Statement (File No. 333-12864), filed with the SEC on November 15, 2000;

xv.

Form S-8 Registration Statement (File No. 333-13410), filed with the SEC on April 27, 2001;

xvi.

Form S-8 Registration Statement (File No. 333-13554), filed with the SEC on May 24, 2001;

xvii.

Form F-3 Registration Statement (File No. 333-13966), filed with the SEC on September 28, 2001;

xviii.

Form F-3 Registration Statement (File No. 333-14004), filed with the SEC on October 12, 2001;

xix.

Form S-8 Registration Statement (File No. 333-14016), filed with the SEC on October 17, 2001;

xx.

Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement, as amended (File No. 333-82930), initially filed with the SEC on February 15, 2002;

xxi.

Form S-8 Registration Statement (File No. 333-89466), filed with the SEC on May 31, 2002;

xxii.

Form S-8 Registration Statement (File No. 333-98075), filed with the SEC on August 14, 2002;

xxiii.

Form S-8 Registration Statement (File No. 333-105009), filed with the SEC on May 5, 2003;

xxiv.

Form S-8 Registration Statement (File No. 333-107161), filed with the SEC on July 18, 2003;

xxv.

Form S-8 Registration Statement (File No. 333-107271), filed with the SEC on July 23, 2003;

xxvi.

Form S-8 Registration Statement (File No. 333-108755), filed with the SEC on September 12, 2003;

xxvii.

Form F-3 Registration Statement, as amended (File No. 333-119301), initially filed with the SEC on September 27, 2004;

xxviii.

Form S-8 Registration Statement (File No. 333-119746), filed with the SEC on October 14, 2004;

xxix.

Form S-8 Registration Statement (File No. 333-121813), filed with the SEC on January 3, 2005;

xxx.

Form S-8 Registration Statement (File No. 333-129288), filed with the SEC on October 28, 2005;

xxxi.

Form S-8 Registration Statement (File No. 139009), filed with the SEC on November 29, 2006;

xxxii.

Post-Effective Amendment No. 2 on Form S-8 to Form F-4 Registration Statement, as amended (File No. 333-133919), initially filed with the SEC on May 9, 2006;

xxxiii.

Form F-3 Registration Statement (File No. 333-139029), filed with the SEC on November 30, 2006;

xxxiv.

Form F-3 Registration Statement (File No. 333-139030), filed with the SEC on November 30, 2006;

xxxv.

Form S-8 Registration Statement (File No. 333-143972), filed with the SEC on June 22, 2007;

xxxvi.

Form S-8 Registration Statement (File No. 333-151348), filed with the SEC on June 2, 2008;

xxxvii.

Form S-8 Registration Statement (File No. 333-160149), filed with the SEC on June 22, 2009;

xxxviii.

Form S-8 Registration Statement (File No. 333-160148), filed with the SEC on June 22, 2009.

of our reports dated March 22, 2010 with respect to the consolidated financial statements of Alcatel-Lucent and subsidiaries and the effectiveness of internal control over financial reporting of Alcatel-Lucent and subsidiaries, included in this Annual Report on Form 20-F of Alcatel-Lucent for the year ended December 31, 2009.

/s/ Ernst & Young et Autres

represented by Jean-Yves Jégourel

Neuilly-sur-Seine, France

March 22, 2010

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